UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2007 (September 18, 2007)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc.
1020 East Meadow Circle	94303
Palo Alto, California

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 687-3900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On September 18, 2007, Alexza Pharmaceuticals, Inc. announced that it expects to begin the first of two Phase 3 trials for AZ-004 (Staccato® loxapine) late in the first quarter of 2008. AZ-004 is initially being developed for the treatment of acute agitation in patients with schizophrenia or bipolar disorder. The press release announcing the clinical trial is filed as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release titled “Alexza to Initiate the First Phase 3 Trial for AZ-004 (Staccato® Loxapine) in Late Q1 2008” dated September 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2007	Alexza Pharmaceuticals, Inc.
	By:	/s/ Thomas B. King
Thomas B. King,
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release titled “Alexza to Initiate the First Phase 3 Trial for AZ-004 (Staccato® loxapine) in Late Q1 2008” dated September 18, 2007.